UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2007

COCA-COLA ENTERPRISES INC.
(Exact name of Registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Coca-Cola Enterprises Inc. (the “Company”) has entered into a terms agreement dated as of July 31, 2007 (“Terms Agreement”) relating to the offering and sale of $450,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2009 (the “Notes”).  The closing occurred August 3, 2007.  Copies of the Terms Agreement and the form of the Notes are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

99.1	Terms Agreement dated as of July 31, 2007 relating to the offering and sale of $450,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2009.

99.2	Form of Floating Rate Notes due 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.
(Registrant)

By:  /S/ WILLIAM T. PLYBON
Name:   William T. Plybon
Title:      Vice President and Secretary

Date: August 7, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Terms Agreement dated as of July 31, 2007 relating to the offering and sale of $450,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2009.
99.2	Form of Floating Rate Notes due 2009.